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                                                                   EXHIBIT 10.17

                          OPERATION RESELLER AGREEMENT

                                    BETWEEN
                             CATUITY, INC. (C.A.T.)
                                      AND
            DATA PRO ACCOUNTING SOFTWARE, INC. (OPERATION RESELLER)


INTRODUCTION.

C.A.T. and the Operation Reseller have agreed to establish a non-exclusive operation reseller relationship that allows the Operation Reseller to install the C.A.T. System for their own use and to provide services to merchants and other third parties using the C.A.T. System. In addition, the Operation Reseller may provide services to C.A.T. and Other Resellers (nominated by C.A.T.) from time to time.

GRANT OF LICENSE.

C.A.T. grants to the Operation Reseller a non-exclusive license to use (but not sell, resell or transfer) the C.A.T. System intellectual property (including rights to use the C.A.T. System software, confidential information concerning methods of using and operating the C.A.T. System and its software and all copyrights, patents and patents pending and trademarks and enhancements and additions thereof) (C.A.T. Intellectual Property).

CORE SERVICES.

Each party will be responsible for the provision of the Core Services described below.

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C.A.T.                                            OPERATIONS RESELLER
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
1.1 Supply or C.A.T. System software and all      1.1 Supply and installation of hardware and
documentation (including installation             operating software required for operation of
instructions) under license.                      the C.A.T. System software.
------------------------------------------------------------------------------------------------------
1.2 Support for Operation Reseller during         1.2 Installation of C.A.T. System software.
installation of C.A.T. System software as
required and agreed.
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2. Supply (with installation instructions) of     2. Continuous operation and management of
standard upgrades for C.A.T. software.            the C.A.T. System software and all
                                                  associated systems and software.
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3 Maintenance 3rd level support only (see         3. Maintenance of 1st & 2nd level support (see
ATTACHMENT "B") and support for C.A.T.            ATTACHMENT "B") and support for C.A.T.
System software to Operations Reseller.           System software.
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4. Supply (with installation instructions) of     4. Provision of full C.A.T. System program
above mentioned upgrades for C.A.T.               and program support services to merchants,
System software as agreed.                        C.A.T. and Other Resellers including:
                                                  a) Transaction processing services
                                                  b) Transaction reporting
                                                  c) Call center services
                                                  d) Supply of equipment (e.g. Cards,
                                                     terminals, readers, devices, etc...)
                                                  e) Installation and maintenance of
                                                     equipment.
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

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
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
                                                  f) Supply of sample sales and marketing
                                                     materials
                                                  g) Provision of demonstration systems
                                                  h) Training of Operation Reseller personnel
                                                     and training support for merchants
                                                  i) General C.A.T. System program
                                                     marketing and sales support for
                                                     merchants
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5. Integration with third party applications      5. Marketing and direct selling of C.A.T.
as agreed.                                        System programs to merchants including
                                                  preparation and presentation of materials and
                                                  proposals, attendance at trade shows and
                                                  general promotion of C.A.T. System services.
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6. Provision of marketing and sales support       5. Support for the marketing and sales efforts
for the Operations Reseller services              of C.A.T. and Other Resellers.
including:
a) Assistance in preparation of marketing
   and sales materials
b) Assistance in preparation and
   presentation of proposals
c) Assistance in conference and trade show
   presentations
d) Active promotion of C.A.T. System
   program services offered by the
   Operation Reseller
e) Provision of marketing support services
   to merchant users of C.A.T. System
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7. Support for marketing and sales of C.A.T.      7. Marketing and sales of C.A.T. system
system program to consumers by merchants          program services to merchants including
including                                         a) Preparation of marketing and sales
a) Advise and assistance in design and               materials
   choice of program for merchants                b) Preparation and presentation of
b) Preparation of marketing and sales                proposals
   materials for merchant programs                c) Conference and trade show
c) Preparation and presentation of                   presentations
   proposals for merchant programs                d) Active promotion of C.A.T. System
d) Active promotion of merchant programs             program services
   to consumers                                   e) Provision of marketing support services
e) Provision of consumer marketing and               to merchant users of C.A.T. system
   sales support to merchant                      f) Provision of marketing and sales support
                                                     for Other Resellers of C.A.T. systems as
                                                     requested by C.A.T.
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8. C.A.T. System training programs as
agreed.
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

Other Reseller means any third party organisation appointed by C.A.T. as a reseller of the C.A.T. System and or C.A.T. programs.

RIGHT TO SUB-CONTRACT.

Either party may sub-contract the provision of all or any part of its' Core Services to any Other Reseller or supplier. In the case of a supplier, the assigning party will retain prime responsibility for the provision of the Core Services assigned.

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CORE SERVICES PRICING.

The pricing, terms and other related matters are itemized in ATTACHMENT "A".

ACKNOWLEDGEMENT AND IDENTIFICATION.

All equipment and all programs that use the C.A.T. Intellectual Property will carry a C.A.T. approved identification mark. All documentation used by the Operation Reseller that uses or references this identification mark or C.A.T. will include appropriate legal wording approved by C.A.T. Any documentation created by C.A.T. that references any mark belonging to the Operation Reseller would include appropriate legal wording approved by the Operation Reseller.

PRODUCT DEVELOPMENT AND ENHANCEMENT.

Any development or enhancement requested by the Operation Reseller to meet a merchant customer's requirements would be considered by C.A.T. on a case-by-case basis, without obligation. However, C.A.T. will ensure that the Core Services if (or its sub-contractors) provides include the most recent instance of the C.A.T. System capability. The scope of services and fees for development or enhancement opportunities will be contractually determined independent of this agreement.

PERIOD OF AGREEMENT AND TERMINATION.

The agreement and license will remain in force for a minimum period of three years, with subsequent automatic one-year renewals. Either party can initiate cancellation and termination by providing a written notification to the other party with 180 days notice. Upon cancellation or termination all materials (including the C.A.T. System software and documentation) provided by one party to the other will be returned promptly and all use of the other party's materials and intellectual property will cease upon expiry of the notice period.

INDEMNITY.

C.A.T. agrees that it shall indemnify and hold Operation Reseller harmless against any claims for property damage or personal injury that arises out of the negligence of C.A.T. To the extent that such property damage or personal injury shall arise solely from the actions of the Operations Reseller. C.A.T. bears no responsibility of indemnity.

CONFIDENTIALITY AND PRIVACY.

All dealings of the parties will be covered by a confidentiality agreement. Any Third Party Information will be protected, analyzed, and disseminated based on a mutually agreed policy. The parties agree to comply with the Privacy Policy of C.A.T.

INTELLECTUAL PROPERTY.

All intellectual property owned or developed by a party will remain the property of that party. All intellectual property in respect of the C.A.T. System software and its operations will be C.A.T. Intellectual Property owned exclusively by C.A.T. Unless otherwise agreed, any intellectual property developed jointly for Operation Reseller during the period covered by the agreement, other than C.A.T. System Intellectual Property, will be owned jointly by the parties and each party will have a non-exclusive royalty free license to use such intellectual property. All confidential information, during the period covered by the agreement, created by the provision of service to merchants will be owned jointly by the parties and each party will have a non-exclusive royalty free license to use such confidential information.



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WARRANTIES.

C.A.T. provides no guarantees or warranties as to the performance or suitability for purpose of the C.A.T. System to any merchant or other customers requirements other than as specified in a third party customer contract that has received C.A.T.'s prior written approval.

LAWS.

It is agreed between the parties:

     a) That any dispute between the parties arising from this Agreement or related Agreements shall be subject to mandatory binding arbitration. The arbitration panel shall consist of three arbitrators unless the parties agree otherwise. Any arbitrators shall be chosen by mutual agreement. The costs of such arbitration, as well as any attorney's fees for arbitration and confirmation by an appropriate court, shall be borne by the non-prevailing party. The Rules of the American Arbitration Association shall govern any arbitration under this Agreement.

     b) This Agreement and all matters concerning its interpretation, performance, or the enforcement hereof shall be governed in accordance with the laws of the State of California.

MODIFICATION OF AGREEMENT.

No waiver or modification of this Agreement or of any covenant, condition, or provision herein obtained shall be valid unless in writing and duly executed by the party to be charged therewith.

SEVERABILITY.

In the event any of the provisions of this Agreement shall be held to be invalid by any court of competent jurisdiction, the same shall be deemed severable, and as never having been contained herein, and this Agreement shall then be construed and enforced in accordance with the remaining provisions hereof.

ASSIGNMENT.

No assignment by either party of this Agreement, or of any rights or obligations hereunder, shall be valid without the prior written consent of the other party hereto.

NOTICES.

Whenever either party desires or is required to give notice hereunder to the other party hereto, the same shall be in writing and shall be deemed sufficiently "GIVEN" if deposited in the United States mail, postage prepaid, by registered or certified mail, return receipt requested, addressed as follows:

     IF TO DATA PRO ACCOUNTING SOFTWARE:

          5439 Beaumont Center Blvd.
          Suite 1050
          Tampa, FL 33634
          (813) 885-9495 Voice
          (813) 261-0650 Fax



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     IF TO CATUITY, INC.:

          Catuity, Inc. (C.A.T.)
          235 Montgomery Street
          Suite 300
          San Francisco, California 94104 USA
          (415) 421-4280 Voice
          (415) 421-4277 Fax


BINDING EFFECT. This Agreement shall inure to the benefit of and shall be binding upon the parties hereto and their respective heirs, legatees, administrators, executors, legal representatives, successors and permitted assigns.

DRAFTING. Neither party shall be deemed to have drafted this Agreement and no presumption of favorable construction shall be accorded either party.

CONSTRUCTION. This instrument contains the entire agreement between the parties. All prior and collateral representations, promises, and conditions in connection with the subject matter hereof are merged herein. Any representation, promise, or condition not incorporated herein shall not be binding upon either party. This agreement supersedes and is in lieu of all existing agreements or arrangements between the parties relating to this matter.

HEADINGS. The headings used herein are for organizational purposes only, and are not deemed to be of legal effect.


     IN WITNESS WHEREOF, THE PARTIES HAVE EXECUTED THIS AGREEMENT ON THE DATE ENTERED BELOW.


     CATUITY, INC.                      DATA PRO ACCOUNTING SOFTWARE, INC.

Name [Illegible]                        Name Joel A. Brock

Title SVP Sales & Marketing             Title President

Date 5/1/00                             Date 11/29/1999

Signature [Signature Illegible]         Signature JOEL A. BROCK



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                          OPERATION RESELLER AGREEMENT

                     ATTACHMENT "A" - CORE SERVICES PRICING
                          (EFFECTIVE NOVEMBER 1, 1999)

The Operation Reseller will be responsible for all pricing for all services offered by it to end-users.

The Operation Reseller will pay C.A.T. the following fees for C.A.T. Core
Services:

1) For the C.A.T. System license (including one copy of documentation and standard upgrades) the greater of

      a) Five cents (USD) per transaction for all transactions conducted by the Operation Reseller using the C.A.T. System software (all or any part therefore) or

      b)    $3000 (USD) per merchant per month.

      All payments are payable monthly (rounded to the end of each month), in arrears, from the date of the first transaction conducted with the merchant.

2) For C.A.T. System maintenance (3RD LEVEL ONLY) and support 5% of the amount payable under item 1 above.

3) For the above mentioned upgrades and integration with third party application, as agreed from time to time.

4) For provision of general marketing and sales support for the Operation Reseller, no fee will be payable but where specific projects require the attendance of C.A.T. personnel and/or incur direct costs; C.A.T. will be paid normal commercial time, materials, Lodging and travel expenses, C.A.T. agrees to notify Operation Reseller, in advance, at all times when its services are to be considered billable.

5) For provision of consumer marketing and sales support for the merchant each project will be quoted separately and where the attendance of C.A.T. personnel and direct costs are incurred, C.A.T. will charge normal commercial time and materials. C.A.T. agrees to notify Operation Reseller, in advance, at all times when its services are to be considered billable.

6)    For training normal commercial time and materials.

   A "TRANSACTION" is any event recorded by a program engine device (or alternatively any event requiring use of the data bubble), irrespective of location. It includes ticket validation and other non-value transactions but where two transactions occur as part of one transaction (such as the issue of a ticket with an incentive), these two transactions will be treated as one transaction instance. (FOR EXAMPLE: the issuance and redemption of a ticket will result in two transaction instances).

   Neither party will be bound by any quotation or proposal made by the other party to a third party, other than under the terms of this arrangement, unless a firm written quotation has been provided in respect of the particular merchant. All pricing will be in US dollars.



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                          OPERATION RESELLER AGREEMENT

                     ATTACHMENT "B" - MAINTENANCE PROGRAMS
                          (Effective November 1, 1999)


MAINTENANCE SUPPORT is the Service provided when a customer identifies an Error. There are three Maintenance Support Service Levels:

LEVEL 1 is the Service provided in response to the customer's initial contact identifying an Error, and includes the following steps:

1.   Identify the end-user,
2. Log the problem, time stamp it and briefly describe it with the end-user contact.
3.   Scan a database for previous reports of this problem.
4.   Inform the account representative for the end-user of the incident.
5.   Report the planned action to the end-user.

LEVEL 2 is the Service provided to reproduce and attempt to isolate the Error, or to find that the Service Provider cannot reproduce the Error. Usual steps include:

1.   A detailed problem analysis.
2.   Contact software owner's product support for telephone consultation.
3.   Inform end-user of correct procedure.
4.   Determine if a temporary by-pass is appropriate.
5.   Report action taken to software owner.
6.   Keep account representative informed.

LEVEL 3 is the Service provided remotely to isolate the error at the component level of the products. The Service Provider distributes the Error correction or circumvention, or gives notice if no correction or circumvention is found.

Service Levels (response time/effort) are normally based on the severity level of the problem.

SEVERITY 1 -  System multiple terminal outages. The business is severely impacted.
              RESPONSE: Work to resolve as soon as possible on a response time within one business day of the notification and to be conducted continuously until resolution achieved.

SEVERITY 2 -  Experiencing difficulty in execution tasks and it is taking a protracted time to do the job.
              RESPONSE: Work to begin within 2-3 business days of notification and to be conducted continuously until resolution achieved.

SEVERITY 3 -  A problem exists, but a temporary solution is available. A fix is required.
              RESPONSE: Work to be included in development cycle (within 6 months).

SEVERITY 4 -  An irritant.
              RESPONSE: Work to be included in development cycle (within 6 months).


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